SEC File No. 333-84598
Filed Pursuant to Rule 497(h)

PROSPECTUS SUPPLEMENT
(to Prospectus dated March 31, 2004)

PROSPECT STREET® HIGH INCOME PORTFOLIO INC.

2,700,000 SHARES OF COMMON STOCK

          On April 2, 2004, Prospect Street® High Income Portfolio Inc. (the "Fund") sold 45,000 shares of common stock, par value $0.03 per share ("Common Stock"), of the Fund through B. Riley & Co., Inc. (the "Distributor"), pursuant to a distribution agreement with the Fund in connection with this offering (the "Distribution Agreement"). The executed sales price at which the shares were sold was $3.16.

            Gross Proceeds                                $142,200
            Sales Load(1)                                 $  4,050
            Offering Expenses(2)                          $  3,600
                                                           =========
            Net Proceeds to Fund                          $134,550
                                                           -------
(1) Shares of Common Stock sold will generally be subject to a fixed commission rate of $0.05 per share. The Fund will pay additional compensation to the Distributor at a rate of $0.04 per share if all shares of the Common Stock are sold.
(2) Based on estimated offering expenses of $0.08 per share.

          On April 2, 2004, the last reported sales price of the Common Stock on the New York Stock Exchange (the "NYSE") was $3.13.

          On April 5, 2004, the Fund sold 75,000 shares of Common Stock of the Fund through the Distributor, pursuant to the Distribution Agreement. The executed sales price at which the shares were sold was $3.12.

            Gross Proceeds                            $234,000
            Sales Load(1)                             $  6,750
            Offering Expenses(2)                      $  6,000
                                                       =========
            Net Proceeds to Fund                      $221,250
                                                       -------
(1) Shares of Common Stock sold will generally be subject to a fixed commission rate of $0.05 per share. The Fund will pay additional compensation to the Distributor at a rate of $0.04 per share if all shares of the Common Stock are sold.
(2) Based on estimated offering expenses of $0.08 per share.

          On April 5, 2004, the last reported sales price of the Common Stock on the NYSE was $3.10

           Note: Securities and Exchange Commission filing fees were not used in arriving at any of the above figures.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Prospectus Supplement is April 7, 2004.